Exhibit 99.1

CALIBER REPORTS FIRST QUARTER 2025 RESULTS

Focus on sustainable profitability reaffirmed

SCOTTSDALE, Ariz., May 15, 2025 – Caliber (NASDAQ: CWD; “CaliberCos Inc.”), a real estate investor, developer, and asset manager, today reported results for the first quarter ended on March 31, 2025.

First Quarter 2025 Platform Financial Highlights (compared to First Quarter 2024)

•Platform revenue of $3.5 million, compared to $4.7 million
◦Asset management revenue of $3.5 million drove the stated results
◦No significant performance allocations were earned, compared to prior period
•Platform net loss of $4.1 million, or $3.59 per diluted share, compared to Platform net loss of $3.6 million, or $3.30 per diluted share
•Platform Adjusted EBITDA loss of $1.4 million, compared to Platform Adjusted EBITDA loss of $1.7 million

Management Commentary

“Building on the narrowed strategy we outlined earlier this year, Caliber is now actively executing with a focus in hospitality, multifamily, and multi-tenant industrial real estate," said Chris Loeffler, CEO of Caliber. "While our Q1 results reflect some of the transitional costs associated with this shift, our recent business developments set the stage for success.

“Our recently announced partnership with Hyatt is a tremendous win for Caliber. The announcement is also a vote of confidence from an industry leader that provides a strategic advantage in building our Caliber Hospitality portfolio.

“Our strategy is to continue focusing on fee-generating, income-producing assets while reducing our exposure to long-duration development projects. We have also strengthened our liquidity through new equity offerings, strengthened our balance sheet through financing, and improved our operating efficiency.”

Business Update

The following are key milestones completed both during and subsequent to the first quarter ended March 31, 2025.

•On March 17, 2025, Caliber announced an offering of Series AA Cumulative Redeemable Preferred Stock had been qualified by the U.S. Securities and Exchange Commission (“SEC”) and that the Company is seeking to raise up to $20 million through the offering.

•On March 27, 2025, Caliber announced the launch of its 1031 Exchange Program, a tax-deferral strategy that allows real estate investors to sell a property and reinvest all of the proceeds into a like-kind property while deferring capital gains taxes.

•On April 22, 2025, Caliber announced the recent Phoenix City Council’s unanimous approval of the Company’s Canyon Village redevelopment project, a retrofit of a distressed +300,000 square foot office building to a 376-unit rental multifamily residential building. The project also benefits from opportunity zone tax incentives.

•On May 8, 2025, Caliber announced that Caliber Hospitality Development (“CHD”) has entered into a Development Rights Agreement with an affiliate of Hyatt Hotels Corporation (NYSE: H) to exclusively develop 15 new Hyatt Studios hotels in target market areas within Arizona, Colorado, Nevada, Texas and Louisiana.

•On May 9, 2025, Caliber announced it closed a $22.5 million refinance on the Doubletree by Hilton Hotel in Tuscon, AZ, which is a holding of a Caliber-managed opportunity zone fund. The new $22.5 million loan was refinanced with a unit of Citibank at a fixed rate of 7.43% maturing in June 2030. Proceeds will be utilized for reinvestment across the Fund's portfolio.

First Quarter 2025 Consolidated Financial Results (compared to First Quarter 2024)

•Total consolidated revenue of $7.3 million, compared to $23.0 million reflecting the deconsolidation of Caliber Hospitality Trust, Caliber Hospitality, LP, Elliot, DT Mesa, and Caliber Fixed Income Fund III, LLC (“CFIF III”) in 2024.
•Consolidated net loss attributable to Caliber of $4.4 million, or $3.85 per diluted share, compared to net loss attributable to Caliber of $3.8 million or $3.53 per diluted share
•Consolidated Adjusted EBITDA loss of $0.1 million, compared to Consolidated Adjusted EBITDA of $2.2 million

Conference Call Information

Caliber will host a conference call today, Thursday, May 15, 2025, at 5:00 p.m. Eastern Time (ET) to discuss its first quarter 2025 financial results and business outlook. To access this call, dial 1-800-717-1738 (domestic) or 1-646-307-1865 (international). A live webcast of the conference call will be available via the investor relations section of Caliber’s website under “Financial Results.” The webcast replay of the conference call will be available on Caliber’s website shortly after the call concludes.

Platform Financial Highlights

Within this earnings release, we refer to performance results of the ‘Platform’. Platform refers to the performance of CWD itself, excluding the performance of any assets and funds that are included in our consolidated results, as required by the Generally Accepted Accounting Principles (“GAAP”). Management believes that Platform performance offers the most meaningful information needed to understand the value of CWD. The assets and funds that are consolidated into our GAAP presentation are included because Caliber is a guarantor of debt held by these assets and funds.

While GAAP consolidation rules require CWD to include the performance and cash flows of these assets and funds in our consolidated financial information, CWD does not benefit from the performance of those assets and funds, except to the extent that CWD earns fees from managing the assets and funds (which are included in the Platform results). Management believes presenting Platform results, which exclude consolidated assets, directly shows the business performance that CWD stockholders benefit from.

Consolidated Financial Results

Caliber’s GAAP consolidated financial statements have been impacted by the deconsolidation of certain variable interest entities’ assets, liabilities, revenues, and expenses. These entities were deconsolidated because Caliber was no longer a guarantor on the respective entities’ third-party debt. Caliber’s GAAP financial metrics are impacted by the timing of deconsolidation. As such, prior periods presented may not be comparable due to the deconsolidation of certain entities in the current period.

About Caliber (CaliberCos Inc.) (NASDAQ: CWD)

With more than $2.9 billion of managed assets, including estimated costs to complete assets under development, Caliber’s 15-year track record of managing and developing real estate is built on a singular goal: make money in all market conditions. Our growth is fueled by our performance and our competitive advantage: we invest in projects, strategies, and geographies that global real estate institutions do not. Integral to our competitive advantage is our in-house shared services group, which offers Caliber greater control over our real estate and visibility to future investment opportunities. There are multiple ways to participate in Caliber’s success: invest in Nasdaq-listed CaliberCos Inc. and/or invest directly in our Private Funds.

Forward Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate including, but not limited to, the Company’s ability to adequately grow cumulative fundraising, AUM and annualized platform revenue to meet 2026 targeted goals, and the viability of and ability of the Company to adequately access the real estate and capital markets. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the Company’s public offering filed with the SEC and other reports filed with the SEC thereafter. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

CONTACTS:

Caliber Investor Relations:
Ilya Grozovsky
+1 480-214-1915
Ilya@caliberco.com

NON-GAAP RECONCILIATIONS

The following information reconciles the performance of the Platform to the consolidated GAAP presentation. Management believes that the Platform view of Caliber’s performance is more meaningful to a CWD shareholder as it includes all revenues and expenses generated by Caliber and its wholly-owned subsidiaries.

ASSET MANAGEMENT PLATFORM(1)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED)

	Three Months Ended March 31, 2025
	Platform	Impact of Consolidated Fund and Eliminations	Consolidated
Revenues
Asset management	$3,542	$(346)	$3,196
Performance allocations	7	(6)	1
Consolidated funds – hospitality revenue	—	3,919	3,919
Consolidated funds – other revenue	—	145	145
Total revenues	3,549	3,712	7,261
Expenses
Operating costs	4,168	(124)	4,044
General and administrative	1,592	(11)	1,581
Marketing and advertising	165	—	165
Depreciation and amortization	162	(5)	157
Consolidated funds – hospitality expenses	—	3,465	3,465
Consolidated funds – other expenses	—	458	458
Total expenses	6,087	3,783	9,870

Other income (loss), net	6	(372)	(366)
Interest income	33	(1)	32
Interest expense	(1,611)	—	(1,611)
Net loss before income taxes	$(4,110)	$(444)	$(4,554)
Provision for income taxes	—	—	—
Net loss	(4,110)	(444)	(4,554)
Net loss attributable to noncontrolling interests	—	(147)	(147)
Net (loss) income attributable to CaliberCos Inc.	$(4,110)	$(297)	$(4,407)
Basic and Diluted Platform loss per share	$(3.59)		$(3.85)
Weighted average common shares outstanding:
Basic and Diluted	1,146		1,146

	Three Months Ended March 31, 2024
	Platform	Impact of Consolidated Fund and Eliminations	Consolidated
Revenues
Asset management	$4,555	$(1,385)	$3,170
Performance allocations	171	(5)	166
Consolidated funds – hospitality revenue	—	18,145	18,145
Consolidated funds – other revenue	—	1,470	1,470
Total revenues	4,726	18,225	22,951
Expenses
Operating costs	5,484	(222)	5,262
General and administrative	1,949	(9)	1,940
Marketing and advertising	106	—	106
Depreciation and amortization	183	(37)	146
Consolidated funds – hospitality expenses	—	16,782	16,782
Consolidated funds – other expenses	—	3,072	3,072
Total expenses	7,722	19,586	27,308

Other income (loss), net	452	(180)	272
Interest income	285	(168)	117
Interest expense	(1,295)	1	(1,294)
Net loss before income taxes	$(3,554)	$(1,708)	$(5,262)
Provision for income taxes	—	—	—
Net loss	(3,554)	(1,708)	(5,262)
Net loss attributable to noncontrolling interests	—	(1,457)	(1,457)
Net loss attributable to CaliberCos Inc.	$(3,554)	$(251)	$(3,805)
Basic and Diluted Platform loss per share	$(3.30)		$(3.53)
Weighted average common shares outstanding:
Basic and diluted	1,077		1,077

(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminate noncontrolling interest.

PLATFORM REVENUE(1)
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended March 31,
	2025	2024
Fund management fees	2,744	2,569
Financing fees	74	73
Development and construction fees	528	1,654
Brokerage fees	196	259
Total asset management	3,542	4,555
Performance allocations	7	171
Total revenue	$3,549	$4,726
___________________________________________
(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest.

FV AUM and Managed Capital (UNAUDITED)

The following information summarizes management’s estimates of fair value related to the entire portfolio of investments that Caliber manages and the total amount of capital that is being managed across the portfolio. The fair value of our AUM conveys an indication of the overall health of our investments and potentially how much performance allocation Caliber would earn if those assets were sold. Managed Capital is used to evaluate, among other things, the amount of asset management fees we generate from the portfolio.

FV AUM
(AMOUNTS IN THOUSANDS) (UNAUDITED)

Balances as of December 31, 2024	$794,923
Assets acquired(1)	10,300
Construction and net market appreciation	25,800
Credit(2)	379
Other(3)	(644)
Balances as of March 31, 2025	$830,758

FV AUM, by asset class
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	March 31, 2025	December 31, 2024
Real Estate
Hospitality	$68,400	$68,500
Caliber Hospitality Trust	244,900	236,800
Residential	173,100	161,700
Commercial	266,300	249,600
Total Real Estate	752,700	716,600
Credit(1)	72,730	72,351
Other(2)	5,328	5,972
Total	$830,758	$794,923
___________________________________________
(1)     Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund.
(2)     Other FV AUM represents undeployed capital held in our diversified funds.

MANAGED CAPITAL
(AMOUNTS IN THOUSANDS) (UNAUDITED)

Balance as of December 31, 2024		$492,542
Originations		2,990
Return of capital		(315)
Balance as of March 31, 2025		$495,217

	March 31, 2025	December 31, 2024
Real Estate
Hospitality	$49,260	$49,260
Caliber Hospitality Trust(1)	97,157	97,414
Residential	98,617	96,687
Commercial	172,125	170,858
Total Real Estate(2)	417,159	414,219
Credit(3)	72,730	72,351
Other(4)	5,328	5,972
Total	$495,217	$492,542
_________________________________________
(1) The Company earns a fund management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and is reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust.
(2) Beginning during the year ended December 31, 2023, the Company includes capital raised from investors in CaliberCos Inc. through corporate note issuances that was further invested in our funds in Managed Capital. As of March 31, 2025 and December 31, 2024, the Company had invested $15.9 million and $20.4 million, respectively, in our funds.
(3) Credit managed capital represents loans made to Caliber’s investment funds by the Company and our diversified funds. As of March 31, 2025 and December 31, 2024, the Company had loaned $0.4 million to our funds.
(4) Other managed capital represents unemployed capital held in our diversified funds.

Consolidated GAAP Results

The following information presents our consolidated GAAP results which includes the performance of certain entities we manage where Caliber is the guarantor of debt owed by those entities, despite not having significant equity at risk. As a result of these guarantor commitments, Caliber is required under GAAP to include the assets, liabilities, revenues and expenses of those entities even though a shareholder of CWD stock is neither entitled to nor exposed by those entities’ benefits or obligations. This accounting outcome also removes revenues that we earn from those entities, which a shareholder of CWD stock would be entitled to. See discussion elsewhere related to CWD’s Platform performance.

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended March 31,
	2025	2024
	(unaudited)
Revenues
Asset management revenues	$3,196	$3,170
Performance allocations	1	166
Consolidated funds – hospitality revenues	3,919	18,145
Consolidated funds – other revenues	145	1,470
Total revenues	7,261	22,951

Expenses
Operating costs	4,044	5,262
General and administrative	1,581	1,940
Marketing and advertising	165	106
Depreciation and amortization	157	146
Consolidated funds – hospitality expenses	3,465	16,782
Consolidated funds – other expenses	458	3,072
Total expenses	9,870	27,308

Other (loss) income, net	(366)	272
Interest income	32	117
Interest expense	(1,611)	(1,294)
Net loss before income taxes	(4,554)	(5,262)
Benefit from income taxes	—	—
Net loss	(4,554)	(5,262)
Net loss attributable to noncontrolling interests	(147)	(1,457)
Net loss attributable to CaliberCos Inc.	$(4,407)	$(3,805)
Basic and diluted net loss per share attributable to common stockholders	$(3.85)	$(3.53)
Weighted average common shares outstanding:
Basic and diluted	1,146	1,077

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

	March 31, 2025	December 31, 2024
	(unaudited)
Assets
Cash	$845	$1,766
Restricted cash	2,518	2,582
Real estate investments, net	21,514	21,572
Notes receivable - related parties, allowance of $236 and zero, respectively	385	105
Due from related parties, allowance of $3,985	7,366	6,965
Investments in unconsolidated entities	15,523	15,643
Operating lease - right of use assets	135	147
Prepaid and other assets	2,664	3,501
Assets of consolidated funds
Cash	723	549
Restricted cash	274	—
Real estate investments, net	44,102	45,090
Accounts receivable, net	181	163
Notes receivable - related parties	6,475	6,848
Due from related parties, allowance of $28	514	320
Prepaid and other assets	424	284
Total assets	$103,643	$105,535

Liabilities and Stockholders’ Equity
Notes payable	$51,555	$50,450
Accounts payable and accrued expenses	9,421	9,532
Due to related parties	443	313
Operating lease liabilities	86	93
Other liabilities	1,317	750
Liabilities of consolidated funds
Notes payable, net	29,444	29,172
Notes payable - related parties	2,114	2,047
Accounts payable and accrued expenses	1,123	1,207
Due to related parties	16	79
Other liabilities	766	639
Total liabilities	96,285	94,282

Commitments and Contingencies (Note 11)

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

	March 31, 2025	December 31, 2024
Series A non-cumulative convertible preferred stock, $0.001 par value; 22,500,000 shares authorized, and 5,875 and 5,000 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	—	—
Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 795,285 and 759,370 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	1	1
Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 370,822 shares issued and outstanding as March 31, 2025 and December 31, 2024	—	—
Paid-in capital	45,205	44,017
Accumulated deficit	(61,014)	(56,607)
Stockholders’ deficit attributable to CaliberCos Inc.	(15,808)	(12,589)
Stockholders’ equity attributable to noncontrolling interests	23,166	23,842
Total stockholders’ equity	7,358	11,253
Total liabilities and stockholders’ equity	$103,643	$105,535

Definitions

Assets Under Management

AUM refers to the assets we manage or sponsor. We monitor two types of information with regard to our AUM:

i.Managed Capital – we define this as the total capital we fundraise from our customers as investments in our funds. It also includes fundraising into our corporate note program, the proceeds of which were used, in part, to invest in or loan to our funds. We use this information to monitor, among other things, the amount of ‘preferred return’ that would be paid at the time of a distribution and the potential to earn a performance fee over and above the preferred return at the time of the distribution. Our fund management fees are based on a percentage of managed capital or a percentage of assets under management, and monitoring the change and composition of managed capital provides relevant data points for Caliber management to further calculate and predict future earnings.

ii.Fair Value (“FV”) AUM – we define this is as the aggregate fair value of the real estate assets we manage and from which we derive management fees, performance revenues and other fees and expense reimbursements. We estimate the value of these assets quarterly to help make sale and hold decisions and to evaluate whether an existing asset would benefit from refinancing or recapitalization. This also gives us insight into the value of our carried interest at any point in time. We also utilize FV AUM to predict the percentage of our portfolio which may need development services in a given year, fund management services (such as refinance), and brokerage services. As we control the decision to hire for these services, our service income is generally predictable based upon our current portfolio AUM and our expectations for AUM growth in the year forecasted.

Non-GAAP Measures

We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provide investors a view of the performance attributable to CaliberCos Inc. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non-GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments.

Asset Management Platform or Platform

Platform refers to the performance of the Caliber asset management platform, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds. These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of the Company because it communicates performance of the Company that would be most useful for understanding the value of CWD.

Fee-Related Earnings and Related Components

Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee-based revenues, focusing on whether our core revenue streams, are sufficient to cover our core operating expenses. Fee- Related Earnings represents the Company’s net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and gain (loss) on extinguishment of debt, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management.

Distributable Earnings

Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our GAAP results assessing the amount of earnings available for distribution.

Platform Earnings

Platform Earnings represents the performance of the Caliber asset management platform, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds.

Platform Earnings per Share

Platform Earnings per Share is calculated as Platform Earnings divided by weighted average CWD common shares outstanding.

Platform Adjusted EBITDA

Platform Adjusted EBITDA represents the Company’s Distributable Earnings adjusted for interest expense, the share repurchase costs related to the Company’s Buyback Program, other income (expense), and provision for income taxes on a basis that deconsolidates our consolidated funds

(intercompany eliminations), Loss on CRAF Investment Redemption, Gain on extinguishment of Payroll Protection Program loans, and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the CaliberCos Inc. Platform and is consistent with performance models and analysis used by management.

Consolidated Adjusted EBITDA

Consolidated Adjusted EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items.

NON-GAAP ADJUSTED EBITDA
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended March 31,
	2025	2024
Net loss attributable to CaliberCos Inc.	$(4,407)	$(3,805)
Net loss attributable to noncontrolling interests	(147)	(1,457)
Net loss	(4,554)	(5,262)
Provision for income taxes	—	—
Net loss before income taxes	(4,554)	(5,262)
Depreciation and amortization	162	183
Consolidated funds' impact on fee-related earnings	71	1,361
Stock-based compensation	661	400
Severance	51	7
Performance allocations	(1)	(166)
Other income, net	366	(272)
Investments impairment	279	—
Bad debt expense	3	—
Interest expense, net	1,578	1,010
Fee-related earnings	(1,384)	(2,739)
Performance allocations	1	166
Interest expense, net	(1,578)	(1,010)
Provision for income taxes	—	—
Distributable earnings	(2,961)	(3,583)
Interest expense	1,611	1,294
Other income, net	(366)	272
Provision for income taxes	—	—
Consolidated funds' impact on Platform adjusted EBITDA	364	348
Platform adjusted EBITDA	(1,352)	(1,669)
Consolidated funds' EBITDA adjustments	1,210	3,856
Consolidated adjusted EBITDA	$(142)	$2,187